SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                       [x]
Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

     [ ]  Preliminary Proxy Statement         [ ]  Confidential, For Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(c)(2))
     [X]  Definitive Proxy Statement

     [ ]  Definitive Additional Materials

     [ ]  Soliciting Material Under Rule 14a-12


                           RAMPART CAPITAL CORPORATION
                (Name of Registrant as specified in its Charter)

                                 NOT APPLICABLE
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [x]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

          (1) Title of each class of securities to which the transaction applies: NOT APPLICABLE
          (2)  Aggregate number of securities to which the transaction applies:
               NOT APPLICABLE
          (3) Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which the filing fee is calculated and state how it was determined): NOT APPLICABLE
          (4)  Proposed maximum aggregate value of the transaction: NOT
               APPLICABLE
          (5)  Total fee paid: NOT APPLICABLE

     [ ]  Fee paid previously with preliminary materials:

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:

          (1)  Amount previously paid: NOT APPLICABLE
          (2)  Form, Schedule or Registration Statement No.: NOT APPLICABLE
          (3)  Filing Party: NOT APPLICABLE
          (4)  Date Filed: NOT APPLICABLE

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 5, 2002



To the Shareholders of
Rampart Capital Corporation:


The annual meeting of Shareholders of Rampart Capital Corporation will be held at the Newport Golf Club and Conference Center, 16401 Country Club Drive, Crosby, Texas 77532, on Wednesday, June 5, 2002 at 1:00 p.m., Houston, Texas time, for the following purposes:

1.     To elect six directors to serve until the 2003 Annual Meeting;
2. To ratify the selection of Pannell Kerr Forster of Texas, P.C. as independent public accountants for 2002; and,
3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends a vote FOR each of the nominees for director and FOR ratification of the selection of Pannell Kerr Forster of Texas, P.C. as independent public accountants.

The Board of Directors has fixed the close of business on May 14, 2002 as the record date for determining Shareholders entitled to notice of and to vote at the meeting.

You are cordially invited to attend the meeting in person. Even if you plan to attend the meeting, however, you are requested to mark, sign, date, and return the accompanying proxy as soon as possible.

By Authorization of the Board of Directors

/s/ CHARLES W. JANKE

Charles W. Janke
Chairman of the Board and
Chief Executive Officer


May 14, 2002
16401 Country Club Drive
Crosby, Texas 77532

PROXY STATEMENT

This Proxy Statement and the accompanying proxy card are being mailed to our shareholders beginning on or about May 17, 2002. Proxy Statements are furnished in connection with the solicitation by the Board of Directors of Rampart Capital Corporation of proxies from the holders of our common stock for use at the 2002 Annual Meeting of Shareholders to be held at the time and place and for the purposes set forth in the accompanying notice. In addition to the solicitation of proxies by mail, proxies may also be solicited by telephone, telegram or personal interview by our regular employees. We will pay all costs of soliciting proxies. We will also reimburse brokers or other persons holding stock in their names or in the names of their nominees for their reasonable expenses in forwarding proxy material to beneficial owners of such stock.

All duly executed proxies received prior to the meeting will be voted in accordance with the choices specified thereon. As to any matter for which no choice has been specified in a duly executed proxy, the shares represented thereby will be voted FOR the election as directors of the nominees listed herein, FOR approval of the appointment of Pannell Kerr Forster of Texas, P.C. as our independent public accountants, and at the discretion of the persons named in the proxy in connection with any other business that may properly come before the annual meeting. A shareholder giving a proxy may revoke it at any time before it is voted at the annual meeting by filing with the Corporate Secretary an instrument revoking it, by delivering a duly executed proxy bearing a later date, or by appearing at the annual meeting and voting in person. The Board of Directors recommends a vote FOR each of the nominees for director and FOR ratification of the selection of Pannell Kerr Forster of Texas, P.C. as independent public accountants.

May 14, 2002 is the record date for determining Shareholders entitled to vote at the annual meeting. As of April 26, 2002 we had outstanding and entitled to vote 2,905,143 shares of our common stock. The common stock is the only class of our stock outstanding at the record date and entitled to vote at the annual meeting. Each share entitles the holder to one vote on each matter submitted to a vote of Shareholders. Cumulative voting is not permitted. The requirement for a quorum at the annual meeting is the presence in person or by proxy of holders of a majority of the outstanding shares of our common stock.

Abstentions, shares with respect to which authority is withheld, and shares held of record by a broker or its nominee that are voted on any matter are included in determining whether a quorum is present. For purposes of determining the outcome of any matter as to which a broker has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). The director nominees will be elected by a plurality of the votes cast at the annual meeting. All other matters to be considered at the Annual Meeting require the affirmative vote of a majority of the votes cast. In a plurality vote, abstentions are not considered a vote cast and will not affect the outcome. In a majority vote, however, express abstentions are considered a vote cast and have the effect of a vote against a particular matter. Broker non-votes will not affect the outcome of any vote on the matters presented at the annual meeting because they are not considered a vote cast under Texas law. Votes are counted, and an inspector of elections to be appointed at the annual meeting by the Chairman of the annual meeting certifies the count. Information regarding the vote required for approval of particular matters is set forth in the discussion of those matters appearing elsewhere in this Proxy Statement.

The Annual Report on Form 10-KSB for the year ended December 31, 2001, has been mailed to all Shareholders entitled to vote at the Annual Meeting on or before the date of mailing of this Proxy Statement.

ITEM  1.  ELECTION  OF  DIRECTORS

Our Board of Directors currently consists of six directors with each director elected annually. All of the current Directors have been nominated for re-election.

The persons named in the proxy may act with discretionary authority in the event any nominee should become unavailable for election, although management is not currently aware of any circumstances likely to result in a nominee becoming unavailable for election. A shareholder may, in the manner set forth in the enclosed proxy card, instruct the proxy holder not to vote the shareholder's shares for one or more of the named nominees.

NOMINEES - The following summaries set forth information concerning the six nominees for election as directors at the annual meeting, including each nominee's age, position with Rampart, if any, and business experience during at least the last five years.

CHARLES W. JANKE, age 57, has been Chairman, Chief Executive Officer, and a
director of Rampart since its organization in March 1994.   He also served as
Rampart's President from its organization until January 1, 1999, when he relinquished that position to Mr. Carpenter. Prior to the organization of Rampart, Mr. Janke's primary activity was private investments. During 1992 and 1993, Mr. Janke invested in Laidlaw Holdings, Inc., a securities investment firm. During this period, he provided mezzanine and bridge financing for several firms, all of which became listed on the Nasdaq Stock Market. Mr. Janke's ownership in Laidlaw Holdings, Inc. was less than 1% and he has no current ownership. From 1989 through 1992, Mr. Janke provided acquisition funding for a company that acquired in excess of $400 million in residential mortgage portfolios in association with a major securities firm. After a brief retirement, he funded the start-up of Rampart and became active in our management. For the period 1975 through 1985, Mr. Janke was a shareholder and officer of Centurian National Group, Inc., a cemetery and funeral home holding company, which was acquired by Service Corporation International, a public corporation.

J. H. CARPENTER, age 60, was elected President and Chief Operating Officer effective January 1, 1999. He has been a director since the organization of Rampart in March 1994 and served as our Vice President from inception until his promotion in January 1999. For the period October 1991 through March 1994, Mr. Carpenter was a shareholder and president of two closely held corporations that acquired commercial debt from the Resolution Trust Corporation and the Federal Deposit Insurance Corporation. During the period 1989 to October 1991, Mr. Carpenter was associated with a company that acquired, in conjunction with a major securities firm, and sold over $400 million in residential mortgage portfolios. From 1970 through 1981, Mr. Carpenter was Vice President and Treasurer of Camco, Incorporated, a publicly traded oil tool manufacturing company.

JAMES W. CHRISTIAN, age 48, was elected a director of Rampart effective January 1, 1999. Mr. Christian is a member of the Houston, Texas law firm of Christian, Wukoson, Smith & Jewell, L.L.P. where he has practiced since 1990. Mr. Christian specializes in litigation, corporate and real estate law.
JAMES J. JANKE, age 48, was elected a director of Rampart in 1996. Mr. Janke is Vice President and General Manager of a top 100 Ford dealership where he has been employed since 1976. He serves on the board of directors of the Texas Auto Dealers Association, the Houston Livestock Show and Rodeo, a charitable organization, and the Better Business Bureau of Houston. Charles W. Janke and James J. Janke are brothers.

ROBERT A. SHUEY, III, age 47, was elected as a director of Rampart in September 1999, pursuant to the underwriters' agreement, dated January 1999, entered into in connection with our initial public offering. He is the managing director of corporate finance for Rushmore Financial Group, Inc. He was a director and Chief Executive Officer of Institutional Equity Holdings, Inc. (formerly Euromed, Inc.), which owned all of the outstanding stock of Institutional Equity Corporation (formerly Redstone Securities, Inc.), the representative of the underwriters in our initial public offering. Mr. Shuey was a director of Institutional Equity Holdings from July 1996 until December 2000 and its Chief Executive Officer from December 1998 until December 2000. Prior to that time, he had been Manager of Investment Banking with Tejas Securities Group, Inc. since September 1997. He has been in the investment banking business for more than five years, with National Securities Corporation from September 1996 until August 1997, with La Jolla Securities Corporation from April 1995 until August 1996, with Dillon Gage Securities Corporation from January 1994 until April 1995 and with Dickinson & Co. from March 1993 to December 1993. Mr. Shuey is a member of the Board of Directors of AutoBond Corporation, Westower Corporation, Institutional Equity Holdings, Inc. and Transnational Financial Corporation.

W. F. MOSLEY, age 53, was elected as a director of Rampart in May 2001. He has been a principal and director of W. F. Mosley, Inc., a certified public accounting firm, since 1981. Mr. Mosley is a Certified Public Accountant and is a tax practitioner. He is also an investor in Southwest Commerce Partners 2, Ltd., which invests in various business opportunities.

COMPENSATION OF DIRECTORS - Directors who are also employees do not receive any remuneration in their capacity as directors. Non-employee directors received travel expense reimbursement and $1,000 per meeting attended, $500 per meeting telephonically attended, and $1,500 for the annual meeting of shareholders and the board meeting immediately following this annual meeting.

On January 11, 2000, directors James J. Janke, Robert A. Shuey IV, and James W. Christian were granted a five-year non-qualified stock option to purchase 1,000 shares of common stock for a price per share equal to the closing price, as quoted on the American Stock Exchange, on the date granted. The closing price per share on January 11, 2000 was $3.75. On October 13, 2000, directors James Janke and Robert Shuey were granted stock options to purchase 9,000 shares of common stock and James W. Christian was granted an option to purchase 14,000 shares of common stock for a share price equal to $3.50 per share. The closing share price, as quoted on the American Stock Exchange for October 13, 2000, was $1.75. The October 13, 2000 options expired March 31, 2001.

STANDING COMMITTEES, BOARD ORGANIZATION AND MEETINGS - The Board of Directors has two committees, the Audit and Compensation Committees. These committees report their actions, if any, to the full Board of Directors at its next regular meeting. The Compensation Committee and the Audit Committee are composed of the three non-employee, non-related directors - Messrs. Christian, Shuey and Mosley. Messrs. Christian and Mosley qualify as independent directors and Mr. Shuey does not qualify as independent directors under the listing standards for the
American Stock Exchange.   We continue to seek qualified independent persons
with financial experience who are willing to serve on our Board of Directors.

The duties and functions of the Audit Committee are to: (1) examine the activities of our independent auditors to determine whether their activities are reasonably designed to assure the soundness of accounting and financial procedures; (2) review our accounting policies and the objectivity of our financial reporting; and (3) consider annually the qualifications of our independent auditors and the scope of their audit and make recommendations to the Board of Directors as to its selection. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which has been filed with the 2000 Proxy Statement.

The duties and functions performed by the Compensation Committee are: (1) to review and recommend to the Board of Directors, or determine, the annual salary, bonus, stock options and other benefits, direct and indirect, of the executive officers; (2) review new executive compensation programs; (3) review on a periodic basis the operations of our executive compensation programs to determine whether they are properly coordinated; (4) establish and periodically review policies for the administration of executive compensation programs; (5) modify any executive compensation programs that yield payments and benefits that are not reasonably related to executive performance; (6) establish and periodically review policies in the area of management perquisites; and (7) to exercise all of the powers of the Board of Directors with respect to any other matters involving the compensation of our employees and employee benefits as may be delegated to the Compensation Committee from time to time.

During 2001, the Board of Directors held two meetings and acted by written consent three times. There were six audit committee meetings and no compensation committee meetings in 2001. During 2001, all members of the Board of Directors attended at least 75% of the aggregate of all meetings of the Board of Directors and committees of the Board to which they belong.

AUDIT COMMITTEE REPORT

Management is responsible for Rampart's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of Rampart's financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that Rampart's audited consolidated financial statements as of and for the year ended December 31, 2001were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed these financial statements with management and the independent accountants. The Committee discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Rampart's independent accountants also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants their independence.

Based on the Audit Committee's discussions with management and the independent accountants and the Committee's review of the representations of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, filed with the Securities and Exchange Commission. The Committee also recommended reselection of Pannell Kerr Forster of Texas, P.C. as Rampart's independent accountants and the Board of Directors concurred in such recommendation.

Members of the Audit Committee:

     James W. Christian
     William F. Mosley
     Robert A Shuey, III

COMPENSATION OF INDEPENDENT PUBLIC ACCOUNTANTS - Audit Fees. Pannell Kerr Forster of Texas, P.C., our independent public accountants, billed us $48,200 in compensation for services related to auditing and public reporting. All Other Fees. Our independent public accountants also billed us an additional $3,598 for accounting advice and research related to contemplated business transactions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT - The following table sets forth as of April 26, 2002, information with respect to (a) each person (including any "group" as the term is used in section 13(d)(3) of the Securities Exchange Act of 1934) who we know to be the beneficial owner of more than 5% of our outstanding Common Stock and (b) the number of shares and percentage of our Common Stock owned by nominees for director and by each of our directors and executive officers individually and as a group. We believe that, unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

                                                                  SHARES OF
                                                                 COMMON STOCK
                                                              ------------------
                                                              BENEFICIALLY OWNED
                                                              ------------------
      NAME AND ADDRESS OF BENEFICIAL OWNER (1)                NUMBER    PERCENT
-----------------------------------------------------------  ---------  --------
Charles W. Janke (2)                                         1,500,000     51.6%
     16401 Country Club Drive, Crosby, Texas 77532
J. H. Carpenter (3)                                            760,000     26.2%
     16401 Country Club Drive, Crosby, Texas 77532
Charles F. Presley (4)                                          51,500      1.8%
Robert A. Shuey, III (5)                                         1,000         *
James J. Janke (5)                                               1,000         *
James W. Christian (5)                                           1,000         *
W. F. Mosley                                                         0         *
-----------------------------------------------------------  ---------  --------
All Executive Officers and Directors as a group (7 persons)  2,314,500     79.6%

---------------
* LESS THAN ONE PERCENT OF OUTSTANDING SHARES.
     (1) The table is based on information supplied by the officers, directors, and principal shareholders and reporting forms, if any, filed with the Securities and Exchange Commission on behalf of such persons. A person is deemed to beneficially own shares of common stock underlying options, warrants or other convertible securities if the person can acquire the stock within sixty days of the date of this proxy statement.


                                        4

     (2) Includes 1,500,000 shares owned by a family limited partnership of which Mr. Janke is the general partner.
     (3) Includes 600,000 shares owned by a family limited partnership, the general partner of which is a closely held limited liability company. Mr. Carpenter is sole manager and officer of that limited liability company and has voting power over its units. Also, includes 152,000 shares owned by a corporation in which by Mr. Carpenter is the sole shareholder.
     (4) Includes 15,500 shares held by Mr. Presley's IRAs and 14,300 shares issuable upon exercise of publicly traded warrants.
     (5)  Includes 1,000 shares issuable upon exercise of options.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT - Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors, executive officers and persons who beneficially own 10% or more of our Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Based solely on our review of copies of such reports and written representations that no other reports were required, we believe that during 2001 all our directors and executive officers and 10% or greater shareholders complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act.

EXECUTIVE COMPENSATION - The following table sets forth the compensation awarded to, earned by, or paid to the Chief Executive Officer and the other officers of Rampart who received compensation of over $100,000 for the fiscal years ended December 31, 2001, 2000 and 1999 (the "Named Executive Officers"):

                      SUMMARY COMPENSATION TABLE

                                    ANNUAL COMPENSATION
         NAME AND            FISCAL -------------------    ALL OTHER
     PRINCIPAL POSITION       YEAR     SALARY     BONUS   COMPENSATION
----------------------------  ----  ------------  -----  --------------

     Charles W. Janke         2001  $203,886         --  $     6,000(1)
     Chairman of the Board    2000   200,000         --        6,000(1)
     Chief Executive Officer  1999   159,886         --             --
-----------------------------------------------------------------------
     J. H. Carpenter          2001  $202,659         --  $     6,000(1)
     President                2000   202,659         --        6,000(1)
     Chief Operating Officer  1999   158,659         --             --
-----------------------------------------------------------------------
     Charles F. Presley       2001  $133,561 (4)     --  $     5,939(2)
     Vice-President           2000   125,000 (4)     --        5,640(3)
     Chief Financial Officer  1999   116,845 (4)     --             --

---------------
     (1)  Rampart matching contribution to retirement plan.
     (2) Rampart matching contribution to retirement plan of $3,750 and $2,189 of reimbursements for medical insurance premiums.
     (3) Rampart matching contribution to retirement plan of $3,750 and $1,890 of reimbursements for medical insurance premiums.
     (4) Includes additional compensation as described under "Employment Agreements" below.

EMPLOYMENT AGREEMENTS - We do not have written employment contracts with any of our Named Executive Officers. However, since 1996, in addition to his other duties, Charles Presley has performed, and continues to perform, services for Rampart to facilitate the collection of certain defaulted obligations owned by Rampart and to facilitate realization from other assets. Mr. Presley has an oral arrangement with Rampart whereby he is entitled to receive from one to five percent, net of costs, of any amounts realized by Rampart with respect to such assets. During 1999, 2000 and 2001, Mr. Presley received $52,920, $0, and $8,561, respectively, or a total of $61,481, under this arrangement. These amounts are included with the salary amounts reported in the table above.

OPTION GRANTS IN LAST FISCAL YEAR - No options were granted during the fiscal year ended December 31, 2001.

AGGREGATE OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES - None of the Named Executive Officers exercised any stock options in 2001 and none of the stock options owned by the Named Executive Officers were in-the-money at 2001 fiscal year-end.

RETIREMENT PLAN - Effective January 1, 2000, all of our employees may participate in an IRS Section 408(p) SIMPLE (Savings Incentive Match Plan for Employees of Small Employers). We elected to match participating employee contributions to the plan up to a maximum of 3% of the employee's compensation. In no event may our contribution on behalf of any employee exceed the limit set by the IRS ($6,500 per year for 2001). The employee's elective contributions are made on a pre-tax basis and each employee may choose the equities in which to invest both the employee's and Rampart's contributions. Both the employee and Rampart's contributions are immediately vested and are payable to the employee or their designated beneficiary upon termination of employment or the employee's attainment of age 59 .

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During June 1998, the Company sold real estate property from its asset pool to related parties in exchange for four notes receivable totaling $525,000. These notes are secured by certain investments in common stock held by the related parties. Principal plus interest at 10% per annum was due June 2001 for each of the notes. During June 2001, the Company elected to extend the terms of the notes to mature on June 30, 2004 and to reduce the interest rates from 10% to 4.07% per annum. The outstanding notes receivable from these related parties plus accrued interest was $522,581 and $489,901, at December 31, 2001 and 2000, respectively. During the year ended December 31, 2001, the fair value of the underlying collateral of these notes was determined to be impaired. In accordance with FASB 114, the Company provided an allowance of $367,713 to reduce the notes to their estimated net realizable value. The table below shows the related parties, their relation to the company, and the amounts of their respective note balances as of December 31, 2001.


    NAME OF RELATED PARTY             RELATIONSHIP TO COMPANY                NOTE BALANCE
-----------------------------------------------------------------------------------------
Charles W. Janke               Chairman and Chief Executive Officer         $     137,783
-----------------------------------------------------------------------------------------
J. H. Carpenter                President, Chief Operating Officer                 173,911
-----------------------------------------------------------------------------------------
HY Janke Trust                 A trust controlled by Charles W. Janke,             33,742
                               Chairman and Chief Executive Officer
-----------------------------------------------------------------------------------------
CW Janke, Jr. Trust            A trust controlled by Charles W. Janke,             33,742
                               Chairman and Chief Executive Officer
-----------------------------------------------------------------------------------------
Janke Family Partnership, Ltd  A partnership controlled by Charles W.             143,403
                               Janke, Chairman and Chief Executive Officer
-----------------------------------------------------------------------------------------
      Totals                                                                $     522,581

On March 15, 2002 the Company advanced $110,000 to J. H. Carpenter, our President and Chief Operating Officer, on a short-term loan secured by real estate. The loan carries a fifteen-year amortization with 6.25% interest and monthly payments of $943 until the loan is repaid.

From time to time, the Company enters into note payable agreements with certain related parties, some of which are officers and directors of the Company, to provide working capital necessary to conduct its ongoing business affairs. Generally these notes have a term not to exceed twelve months and bear interest at a fixed rate of 18% per annum. During the year ended December 31, 2001 the Company has received proceeds from borrowings of $2,470,304 and repaid $1,665,304 under the terms of these related party note agreements. The total outstanding as of December 31, 2001 was $805,000. For the year ended December 31, 2001 total interest accrued and paid was $141,560. The table below shows the related parties, their relation to the company, the amounts of their respective note payable balances as of December 31, 2001, and the interest paid to each party during 2001.

                                                                                              INTEREST PAID
    NAME OF RELATED PARTY                  RELATIONSHIP TO COMPANY             NOTE BALANCE      IN 2001
-----------------------------------------------------------------------------------------------------------
Janke Family Partnership, Ltd   A partnership controlled by Charles W. Janke,  $     530,000  $      84,212
                                Chairman and Chief Executive Officer
-----------------------------------------------------------------------------------------------------------
Insource Financial Corporation  A corporation controlled by J H Carpenter,            75,000          1,220
                                President  and Chief Operating Officer
-----------------------------------------------------------------------------------------------------------
Alfred Janke                    Father of Charles W. Janke,                          200,000         42,825
                                Chairman and Chief Executive Officer
-----------------------------------------------------------------------------------------------------------
James J. Janke                  Director and Brother of Charles W. Janke,                  0            518
                                Chairman, Chief Executive Officer
-----------------------------------------------------------------------------------------------------------
CW Janke, Jr. Trust             A trust controlled by Charles W. Janke,                    0         12,785
                                Chairman and Chief Executive Officer
-----------------------------------------------------------------------------------------------------------
      Totals                                                                   $     805,000  $     141,560

During the year ended December 31, 2000, certain officers of the Company and/or directors advanced funds to the Company in anticipation of exercising their common stock options. The advances accrued interest at a rate of 7% per annum payable monthly. As of December 31, 2000, $326,919 remained outstanding representing advances from officers and/or directors. This amount was repaid in full during the year ended December 31, 2001. Total interest paid during the years ended December 31, 2001 and 2000 was $7,809 and $5,206, respectively. The table below shows the related parties, their relation to the company, the amounts of funds advanced by each party, and the interest paid to each party during 2000 and 2001.


NAME OF RELATED PARTY       RELATIONSHIP TO COMPANY          FUNDS    INTEREST PAID   INTEREST PAID
                                                           ADVANCED      IN 2001         IN 2000
----------------------------------------------------------------------------------------------------
Charles W. Janke       Chairman and Chief Executive        $ 274,169  $        6,564  $        4,366
                       Officer
----------------------------------------------------------------------------------------------------
Charles F. Presley     Vice President and Chief Financial     17,500             410             279
                       Officer
----------------------------------------------------------------------------------------------------
James J. Janke         Director and Brother of Charles W.     35,250             835             561
                       Janke, Chairman, Chief Executive
                       Officer
----------------------------------------------------------------------------------------------------
      Totals                                               $ 326,619  $        7,809  $        5,206


William F. Mosley, our director, and Charles W. Janke, our Chairman and Chief Executive Officer, are partners, along with other non-related individuals, in Southwest Commerce Partners 2, Ltd., a partnership which holds a 6.75% net cash profits interest in two of the company's purchased asset pools. During 2001, the partnership earned a total of $63,408 from its participation in the net cash profits of the two asset pools. We paid this amount to Southwest Commerce Partners 2, Ltd in January 2002.

James W. Christian, our director, has agreements with Rampart whereby he is entitled to receive a fixed percentage of the net cash profits realized from two real properties purchased by Rampart Properties Corporation. The agreements provide for 6% of net cash profits realized by Rampart from its Newport property and a variable percentage of net profits realized by Rampart from its Webster property. The net profits interest on the Webster property has expired. During 2001, 2000 and 1999, Mr. Christian did not receive any benefit from these agreements.

We believe that all of the foregoing transactions were on terms no less favorable than would have been received at the time of the transaction if transacted with unaffiliated third parties. Any future transactions between Rampart and its officers and directors, principal shareholders and affiliates, will be approved by a majority of the board of directors, including a majority of the independent, disinterested outside directors. These future transactions will be on terms no less favorable to Rampart than could be obtained from unaffiliated third parties.

ITEM 2.  RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has selected Pannell Kerr Forster of Texas, P.C. as our independent public accountants to conduct an audit of our financial statements for the year 2002, and has further directed that management submit the selection of the independent accountants for ratification by our shareholders at the annual meeting. This firm has acted as independent public accountants for us for the past five fiscal years. Representatives of Pannell Kerr Forster of Texas, P.C. are not expected to be present at the Annual Meeting. Its representatives will not be able to make a statement at the Annual Meeting and are not expected to be available to respond to questions.

Shareholder ratification of the selection of Pannell Kerr Forster of Texas, P.C. as our independent public accountants is not required by our bylaws or otherwise. If our shareholders fail to ratify the selection, the Board will reconsider whether to retain that firm. Even if the selection is ratified, the Board, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board believes that such a change would be in the best interest of Rampart. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the annual meeting is required to ratify the selection of Pannell Kerr Forster of Texas, P.C.


ITEM 3. OTHER BUSINESS

Management does not intend to bring any other business before the annual meeting and has not been informed that any other matters are to be presented by others. If, however, any other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to the discretionary authority granted in the proxy in accordance with their best judgment on such matters. The discretionary authority includes matters that the Board of Directors does not know are to be presented by others.


ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS - Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, addresses when a company must include a Shareholder's proposal in its Proxy Statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of Shareholders. Under Rule 14a-8, we must receive proposals for the 2003 Annual Meeting of Shareholders no later than December 31, 2002 for such proposals to be included in next year's Proxy Statement and proxy card. However, if the date of the 2003 Annual Meeting of Shareholders changes by more than 30 days from the date of the 2001 Annual Meeting of Shareholders, the deadline is a reasonable time before we begin to print and mail our proxy materials, which deadline will be set forth in a Quarterly Report on Form 10-QSB or will otherwise be communicated to shareholders. Shareholder proposals must also be otherwise eligible for inclusion. If we do not receive notice of any other matter that shareholders wish to raise at the 2003 Annual Meeting of Shareholders by March 31, 2003, and that matter is raised at the meeting, the proxy holders will have discretionary authority to vote on the matter. All proposals and notifications should be addressed to our Chief Executive Officer at the address listed on the front page of this Proxy Statement.

                           RAMPART CAPITAL CORPORATION

     PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR
               THE ANNUAL MEETING OF SHAREHOLDERS ON JUNE 5, 2002

The undersigned, hereby revoking all prior proxies, hereby appoints Charles W. Janke and J. H. Carpenter and each of them individually, as proxies with full power of substitution, to vote all shares of Common Stock of RAMPART CAPITAL CORPORATION standing in the name of the undersigned, at the Annual Meeting of Shareholders of RAMPART CAPITAL CORPORATION to be held at 1:00 p.m., Houston time, on June 5, 2002 at the Newport Golf Club and Conference Center, 16401 Country Club Drive, Crosby, Texas 77532, or at any adjournment(s) or postponement(s) thereof, on all matters coming before said meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS AS STATED BELOW AND, UNLESS A CONTRARY CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF SUCH PROPOSALS.

1. ELECTION OF SIX DIRECTORS FOR A ONE YEAR TERM ENDING AT THE 2002 ANNUAL MEETING OF SHAREHOLDERS.

       NOMINEES: Charles W. Janke, J.H. Carpenter, James W. Christian, James J. Janke, Robert A. Shuey, III, and W. F. Mosley.

       [ ] VOTE FOR all nominees listed above, except vote withheld from the following nominees (if any):
       _________________________________________________________________________

       [ ]    VOTE WITHHELD from all nominees

              (This  Proxy  must  be  dated  and  signed on the reverse side.)

                           (Continued From Other Side)

2.     PROPOSAL TO RATIFY PANNELL KERR FORSTER OF TEXAS, P.C.
       INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR 2002.

       [ ]  For     [ ]  Against     [ ] Abstain

     In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, the proxy statement furnished with the notice, and our 2001 Annual Report on Form 10-KSB.


Dated: __________, 2002                           ____________________________
                                                    Shareholder's Signature

                                                  ____________________________
                                                   Signature if held jointly

(Please sign exactly as your name appears on this card. For joint accounts, each joint owner should sign.
      Executors, administrators, trustees, etc., should also so indicate when signing.)

              PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD
                    PROMPTLY BY USING THE ENCLOSED ENVELOPE.